Exhibit 10.03

LEAD SELLING AGREEMENT

THIS LEAD SELLING AGREEMENT (this “Agreement”) is made and entered into as of the 18th_ day of July, 2007, by and among R.J. O’Brien Fund Management, Inc., a Delaware limited liability company (“RJOFM” or “Managing Owner”), the managing owner of the JWH Global Trust (the “Trust”), and the Trust which was formed pursuant to the Business Trust Act of the State of Delaware (the “Trust Act”) on November 12, 1996, and TJM Investments LLC, an Illinois limited liability company (the “Selling Agent”).

W I T N E S S E T H:

WHEREAS, the Trust was formed for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy, and agricultural products, metals and stock indices, options on such futures contracts, and spot and forward contracts on currencies and precious metals;

WHEREAS, the Trust offers, sells and issues units in the Trust (“Units”); and

WHEREAS, the Selling Agent has agreed to assist, as selling agent, in the wholesale offer and sale of the Units on a reasonable efforts basis, through additional selling agents  without any firm underwriting commitment.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

SECTION 1.  Representations and Warranties of the Managing Owner and the Trust.  Each of the Managing Owner and the Trust severally as applicable to itself (and, in the case of RJOFM, as applicable to the Trust) represents and warrants as of the date hereof to the Selling Agent as follows:

(a)           The Managing Owner has filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated by the SEC thereunder (the “SEC Regulations”), the following: on July 26, 2007, Post-Effective Amendment No. 3 to the October 6, 2004 registration statement on Form S-1, for the registration of an additional $500,000,000 in Units, filed with the SEC and declared effective by the SEC on November 1, 2004 (SEC File No. 333-119560), on Form S-1, which was declared effective by the SEC on _____________, 2007.

(b)           Copies of the preliminary prospectus contained in each of the Registration Statements filed with the SEC on behalf of the Trust and copies of the final prospectuses thereto have also been, or will be, filed with (i) the Commodity Futures Trading Commission (the “CFTC”) under the Commodity Exchange Act (the “Commodity Act”) and the rules and regulations promulgated thereunder by the CFTC (the “CFTC Rules”); and (ii) the National Futures Association (the “NFA”) in accordance with NFA Compliance Rule 2-13.  Copies of each of the Registration Statements referred to in this Section 1(a) have also been filed with National Association of Securities Dealers, Inc. (the “NASD”) pursuant to its Conduct Rules.

(c)           The Registration Statement referred to in Section 1(a) and the prospectus included therein are hereinafter called the “Registration Statement” and the “Prospectus,” respectively, except that if the Trust files a post-effective amendment to the Registration Statement, then the term “Registration Statement” shall, from and after the filing of each such amendment, refer to the applicable Registration Statement, as amended by such amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the SEC as part of the applicable Registration Statement; and if a prospectus as first issued in compliance with the SEC Regulations shall differ from the prospectus on file at the time the applicable Registration Statement or any amendment thereto shall have become effective, the term “Prospectus” shall refer to the prospectus most recently so issued from and after the date on which it shall have been issued, including any amendment or supplement thereto.  The Trust will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus unless the Selling Agent has received reasonable prior notice of and a copy of such amendments or supplements and has not reasonably objected thereto in writing.

(d)           The Trust will not utilize any promotional brochures or other marketing materials (collectively, “Promotional Material”), including “Tombstone Ads” or other communications qualifying under Rule 134 of the SEC Regulations, which are reasonably objected to by the Selling Agent.  No reference to the Selling Agent may be made in the Registration Statement, Prospectus or in any Promotional Material which has not been approved in writing by the Selling Agent, which approval the Selling Agent may withhold in its reasonable discretion.  The Trust  will deliver to the Selling Agent any and all of the Trust’s marketing materials to be distributed to investors  for submission by the Selling Agent to the NASD, and will not use any such Promotional Material to which the NASD has not stated in writing that it has no objections.

(e)           The Certificate of Trust pursuant to which the Trust has been formed (the “Certificate of Trust”) and the Trust’s Declaration and Agreement of Trust (the “Declaration and Agreement of Trust”) each provides for the subscription for and sale of the Units; all action required to be taken by the Managing Owner and the Trust as a condition to the continued sale of the Units to qualified subscribers therefore has been or, prior to each sale of Units, will have been taken; and, upon payment of the consideration therefore specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid beneficial interests in the Trust.

(f)            The Trust is a business trust duly organized pursuant to the Certificate of Trust, the Declaration and Agreement of Trust and the Trust Act and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, options on futures, and spot/forward contracts, as described in the Prospectus.

(g)           RJOFM is duly organized and validly existing and in good standing as a corporation under the laws of the State of Illinois and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its businesses requires such qualification and the failure to so qualify would materially adversely affect the Trust’s or the Managing Owner’s ability to perform their obligations hereunder.

(h)           The Trust and RJOFM have proper power and authority under applicable law to perform their respective obligations under the Declaration and Agreement of Trust, the Escrow Agreement relating to the offering of the Units (the “Escrow Agreement”), and this Agreement, as described in the Registration Statement and Prospectus.

(i)            The Registration Statement and the Prospectus contain all statements and information required to be included therein by the Commodity Act and the rules and regulations thereunder.  When the Registration Statement became effective under the 1933 Act, the Registration Statement and Prospectus complied in all material respects with the requirements of the 1933 Act, the Commodity Act and the rules and regulations under such Acts.  The Registration Statement as of its most recent effective date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus as of its most recent date of issue did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH; or with respect to any information contained in the prior versions of the Registration Statements and Prospectuses,

(j)            With respect to RJOFM, KPMG LLP are the accountants who audited the financial statements filed with the SEC as part of the Registration Statement.  They are the independent public accountants with respect to the Managing Owner as required by the 1933 Act and the SEC Regulations; and with respect to the Trust, CF & Co, LLP are the accountants who certified the financial statements filed with the SEC as part of the Registration Statement and are the independent public accountants with respect to the Trust as required by the 1933 Act and the SEC Regulations.

(k)           The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Trust and of the Managing Owner as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles (as described therein), or, in the case of unaudited financial statements, in substantial conformity with generally accepted accounting principles, applied on a basis which is consistent in all material respects for each balance sheet date presented.

(l)            Since the date as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change not already known in the condition, financial or otherwise, of the Managing Owner or the Trust, whether or not arising in the ordinary course of business.

(m)          The Declaration and Agreement of Trust, the Escrow Agreement and this Agreement have each been duly and validly authorized, executed and delivered by each Managing Owner signatory thereto for itself and on behalf of the Trust, and each constitutes a legal, valid and binding agreement of the Trust and the Managing Owner signatory thereto enforceable in accordance with its terms.

(n)           The execution and delivery of the Declaration and Agreement of Trust, the Escrow Agreement, and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus do not and will not constitute a breach of, or default under, any instrument by which either the Managing Owner or the Trust, as the case may be, is bound or any order, rule or regulation applicable to the Managing Owner or the Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

(o)           There is not pending or, to the Managing Owner’ knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which is not referred to in the Prospectus or which is not otherwise known, and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), of the Managing Owner or the Trust or is required to be disclosed in the Prospectus pursuant to applicable CFTC Rules.  The Managing Owner has not received any notice of an investigation or warning letter from NFA or the CFTC regarding non-compliance by the Managing Owner with the Commodity Act or the regulations thereunder.

(p)           The Managing Owner has all federal and state governmental, regulatory and commodity exchange approvals and licenses, and has effected all filings and registrations with federal and state governmental agencies required to conduct its businesses and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Declaration and Agreement of Trust and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, order, law or regulation binding upon it.  The principals of the Managing Owner identified in the Registration Statement are all of the principals of the Managing Owner, as “principals” is defined by CFTC Rules.  Such principals are duly listed as such on the Managing Owner’s commodity pool operator Form 7-R registration.

(q)           The Trust does not require any federal or state governmental, regulatory or commodity exchange approvals or licenses, or need to effect any filings or registrations with any federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings relating solely to the offering of the Units), and to trade in the commodity markets.

SECTION 2.  Representations and Warranties of the Selling Agent.  The Selling Agent represents and warrants to the Trust and the Managing Owner as follows:

(a)           The Selling Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois.  The Selling Agent has full corporate power and authority to perform its obligations under this Agreement and as will be described in the Registration Statement and Prospectus.

(b)           The Selling Agent has all federal and state governmental, regulatory and exchange licenses and approvals, and has effected all filings and registrations with federal and state governmental and regulatory agencies required to perform its obligations under this Agreement (including, without limitation, membership of the Selling Agent as a broker-dealer in the NASD), and the performance of such obligations will not violate or result in a breach of any provision of the Selling Agent’s organizational documents or any agreement, instrument, order, law or regulation binding upon the Selling Agent.

(c)           This Agreement has been duly authorized, executed and delivered by the Selling Agent, and this Agreement constitutes a valid, binding and enforceable agreement of the Selling Agent in accordance with its terms.

(d)           The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Selling Agent is bound or any order, rule or regulation applicable to the Selling Agent of any court or any governmental body or administrative agency having jurisdiction over the Selling Agent.

SECTION 3.  Offering and Sale of Units.

(a)           The Selling Agent is hereby appointed the principal selling agent of the Trust during the term herein specified for the purpose of finding acceptable additional selling agents.  Units may be sold as of the close of business on the last day of each month, as determined by the Managing Owner (the “Offering Period”).  Subject to the performance by the Managing Owner of all its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all the representations and warranties of the Trust and the Managing Owner contained herein, the Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use reasonable efforts during the Offering Period to find acceptable additional selling agents to procure subscribers for units per the terms and conditions of the Post Effective Amendment referenced in Section 1 (a) above.  It is understood that the Selling Agent’s agreement to use reasonable efforts to find acceptable additional selling agents for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers which may be offered or sold during the Offering Period.  The agency of the Selling Agent hereunder shall continue, subject to the provisions of Section 9 of this Agreement, for such period as the Selling Agent and the Managing Owner shall agree upon.

(b)           No selling commissions will be paid from the proceeds of sales of Units.  The Selling Agent will cause the Managing Owner or its designee to compensate the additional selling Agents pursuant to the Additional Selling Agreements, which shall provide for the payment to the Additional Selling Agent’s Registered Representatives of an initial sales commission of up to 3% of the Net Asset Value of each Unit sold by the Registered Representative.

(c)           The Selling Agent further will cause ongoing compensation to be paid, of up to 3% per annum of the month-end Net Asset Value of the Units attributable to Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) and will be paid to the Registered Representative commencing after the 12th month following the monthly closing at which a unit is issued. Such payment shall only be issued to a Registered Representative who, at the time such payment is made, has agreed to provide the additional services described below, is registered with the CFTC and has satisfied all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving “trailing commissions”) by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being “grandfathered” from having to do so. In the case of an Additional Selling Agent introduced by a Wholesaler who meets the eligibility requirements for receipt of ongoing compensation, the Selling Agent will cause the Managing Owner or its designee to pay a portion of the up to 1/4 of 1% monthly ongoing compensation to the Wholesaler depending upon the Wholesaler’s arrangement with the Additional Selling Agent.

(d)           The ongoing compensation described in the foregoing paragraph shall only be paid to any otherwise eligible Registered Representatives, provided that the Additional Selling Agent with which such Registered Representative is associated continues at the time of such payment to be registered with the CFTC as a futures commission merchant or introducing broker and continues to be a member in good standing of NFA in such capacity, and is contingent upon the provision by a Registered Representative (duly registered and qualified at the time of such payment as to proficiency with the CFTC and NFA as described above) who sold outstanding Units in his capacity as a registered representative of the Additional Selling Agent of additional services in connection with such Units, including: (i) inquiring of the Managing Owner from time to time, at the request of an owner of such Units, as to the Net Asset Value of a Unit; (ii) inquiring of the Managing Owner from time to time, at the request of an owner of such Units, regarding the commodities markets and the Trust; (iii) assisting, at the request of the Managing Owner, in the redemption of Units sold by such Registered Representative; and (iv) providing such other services to the owners of such Units as the Managing Owner may, from time to time, reasonably request.

(e)           Ongoing compensation shall be paid only in respect of Units sold by Registered Representatives who are eligible to receive such ongoing compensation as described above. No ongoing compensation whatsoever shall be paid on any Units sold by Registered Representatives not eligible to receive such ongoing compensation at the time of payment. With respect to particular Units substitute Registered Representatives who are appropriately registered and who agree in writing to perform the services described in this Section 5(b) above with respect to such Units (“Substitute Registered Representatives”) may also receive ongoing compensation with respect to such Units. Such ongoing compensation shall be paid monthly.

(f)            In the event that the payment of ongoing compensation is restricted by the NASD, the payment of such ongoing compensation shall be limited to the maximum amount permissible pursuant to such restrictions.

(g)           The Selling Agent will use reasonable efforts to find qualified Additional Selling Agents on the terms stated herein. It is understood that the Selling Agent has no commitment with regard to the sale of the Units other than to use reasonable efforts.  In connection with the offer and sale of the Units, the Selling Agent represents that it will comply fully with all applicable laws, and the rules of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory body.  Neither the Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Trust and the Managing Owner and have been registered with the applicable regulatory bodies.

(h)           The Selling Agent agrees not to recommend the purchase of Units to any subscriber or

Additional Selling Agent if the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber’s investment objectives, other investments, financial situation and needs, that the Units are a suitable investment for the subscriber.

(i)            All payments for subscriptions shall be made by transfer of funds to the escrow account of the Trust as described in the Prospectus, provided that any such arrangements must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

(j)            Upon the reasonable request of the Selling Agent, RJOFM agrees to cause its counsel to prepare and deliver to the Selling Agent a Blue Sky Survey which shall set forth, for the guidance of the Selling Agent, in which United States jurisdictions the Units may be offered and sold.  It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Units in any jurisdiction, on advice given by such counsel as to the legality of the offer or sale of the Units in such jurisdiction, provided, however, that the Selling Agent shall be responsible for compliance with all applicable laws, rules and regulations with respect to the actions of its employees, acting as such, in connection with sales of Units in any jurisdiction.

(k)           None of the Selling Agent, the Trust or the Managing Owner shall, directly or indirectly, pay or award any finder’s fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

SECTION 4.  Covenants of the Managing Owner.

(a)           The Managing Owner will notify the Selling Agent and confirm such notification in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of the receipt of any comments from the SEC, CFTC or any other federal or state regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC or any other federal or state regulatory body for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto and (iv) of the issuance by the SEC, CFTC or any other federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

(b)           The Managing Owner will deliver to the Selling Agent, as soon as available, a signed copy of each amendment to the Registration Statement as originally filed and the exhibits thereto, and will also deliver to the Selling Agent such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Selling Agent shall reasonably require.

(c)           The Managing Owner will deliver to the Selling Agent, as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC. Further, the Managing Owner will also deliver any and all of the Trust’s marketing materials to be distributed to investors  for submission by the Selling Agent to the NASD  and any other documentation relating to the sale of units  or subscriptions as the Selling Agent may require.

(d)           During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the Managing Owner and the Trust will use best efforts to comply with all requirements imposed upon them by the 1933 Act and the Commodity Act, each as now and hereafter amended, and by the SEC Regulations and rules and regulations of the CFTC, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

(e)           If any event relating to or affecting the Managing Owner or the Trust shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner or the Selling Agent, to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, the Managing Owner and the Trust will forthwith prepare and furnish to the Selling Agent, at the expense of the Managing Owner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a subscriber, not misleading.  No such amendment or supplement shall be filed without the approval of the Selling Agent and its counsel.

(f)            The Managing Owner will qualify the Units for offer and sale under applicable securities or “Blue Sky” laws and continue such qualification throughout the Offering Period.

SECTION 5.  Payment of Expenses and Fees.  RJOFM, as necessary, will advance the expenses incident to the performance of the obligations of the Managing Owner and the Trust hereunder, including: (i) the printing and delivery to the Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any supplemental sales materials; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC, CFTC and NFA; (iii) the qualification of the Units under the securities or “Blue Sky” laws in the various jurisdictions, including filing fees and the fees and disbursements of RJOFM’s counsel incurred in connection therewith; (iv) the services of counsel and accountants for RJOFM and the Trust, including certain services of CF & Co LLP in connection with their review of the performance records in the Prospectus; (v) the printing or reproduction and delivery to the Selling Agent of such number of copies as it may reasonably request of the Blue Sky Survey; and (vi) “road show” presentations.

SECTION 6.  Conditions of Sale of Units.  The obligations of each of the parties hereunder at each closing date for the sale of Units are subject to the accuracy of the representations and warranties of the other parties hereto (which shall be deemed to be repeated at each date of sale), to the performance by such other parties of their respective obligations hereunder and to the delivery of such certificates and other documents as any party shall reasonably request.

SECTION 7.  Indemnification and Exculpation.

(a)           Indemnification by the Managing Owner.  The Managing Owner shall indemnify, hold harmless and defend the Selling Agent and its employees, principals, members, managers, directors, officers, and agents and their respective successors and assigns, from and against any loss, liability, claim, demand, damage, cost, and expense, joint or several (including reasonable attorneys’ and accountants’ fees and expenses and including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement provided that in the case of a settlement the Managing Owner, as the case may be, shall have approved such settlement), resulting from a demand, claim, lawsuit, action or proceeding arising out of this Agreement or the offer and sale of Units, including, without limitation, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the Managing Owner shall not indemnify and hold harmless the Selling Agent, or its employees, principals, members, managers, directors, officers, or agents for any such loss, claim, damage, liability, cost or expense relating to, based upon, or arising out of , willful misconduct by the Selling Agent or by one or more of such potential indemnitees..

(b)           Indemnification by the Selling Agent.  The Selling Agent shall indemnify, hold harmless, and defend the Trust, the Managing Owner and their respective employees, principals, members, managers, directors, officers, and agents, and their respective successors and assigns, from and against any loss, liability, claim, demand, damage, cost, and expense, joint or several (including reasonable attorneys’ and accountants’ fees and expenses and including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement provided that in the case of a settlement the Selling Agent as the case may be shall have approved such settlement), resulting from a demand, claim, lawsuit, action or proceeding arising out of this Agreement or the offer and sale of Units, including, without limitation, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided however, that the Selling Agent’s indemnity hereunder shall only arise if the Selling Agent has committed willful misconduct in connection with its obligations under this Agreement or the offer and sale of Units.  It is the intention of the parties that absent the willful misconduct of the Selling Agent, this indemnification provision shall not apply.

(c)           Procedure.  In no case shall an indemnifying party be liable under this indemnity agreement with respect to any claim made against any indemnified party unless such indemnifying party shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement.  Such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party or parties, defendant or defendants therein.  In the event that such indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnifying party or parties, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by it or them.

SECTION 8.  Status of Parties.  In selling the Units for the Trust, the Selling Agent is acting solely as an agent for the Trust and not as a principal.  The Selling Agent will use reasonable efforts to assist the Trust in obtaining performance by each purchaser whose offer to purchase Units from the Trust has been accepted on behalf of the Trust, but the Selling Agent shall not have any liability to the Trust in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason.  Except as specifically provided herein, the Selling Agent shall in no respect be deemed to be an agent of the Trust.

SECTION 9.  Termination.

(a)           This Agreement shall terminate on the earlier of (i) such date as the Selling Agent may determine by giving thirty (30) days’ prior written notice to the other parties to this Agreement, (ii) such date as the Trust may determine by giving thirty (30) days’ prior written notice to the Selling Agent or, without such notice, upon termination of the offering of the Units, or (iii) by the Trust, by giving thirty (30) days’ prior written notice to the Selling Agent, upon breach by the Selling Agent of, or non-compliance by the Selling Agent with, any material term of this Agreement.

(b)           The termination of this Agreement for any reason shall not affect: (i) the ongoing obligations of the Trust to pay any commissions accrued prior to the termination hereof, or (ii) the indemnification obligations under Section 7 hereof.

SECTION 10.  Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Selling Agent, the Managing Owner, the Trust or any person who controls any of the foregoing.

SECTION 11.  Assignment.  This Agreement may be transferred and assigned by any party hereto only with the prior express written consent of all other parties.

SECTION 12.  Amendment, Waiver.  This Agreement shall not be amended except in writing signed by all of the parties hereto.  No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party hereto to assert its rights hereunder on any occasion or series of occasions.

SECTION 13.  Notices.  Any notice required or desired to be delivered under this Agreement shall be in writing and shall be delivered by courier service, postage prepaid mail, fax, email or other similar means and shall be effective upon actual receipt by the party to which such notice shall be directed, addressed as set forth below (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof): (a) if to the Trust or the Managing Owner, R.J. O’Brien Fund Management, Inc., 222 S. Riverside Plaza, Suite 900, Chicago, Illinois 60606, Attention: Annette A. Cazenave, and (b) if to the Selling Agent, 303 West Madison Street, Suite 400, Chicago, Illinois 60606, Attention: Angela Magee.

SECTION 14.  Parties.  This Agreement shall inure to the benefit of and be binding upon the Selling Agent, the Trust, the Managing Owner, and such parties’ respective successors and permitted assigns to the extent provided herein.  This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, permitted assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation.  No purchaser of a Unit shall be considered to be a successor or assign solely on the basis of such purchase.  The parties acknowledge that the obligations of this Agreement are not binding against the Unitholders individually but are binding only upon the assets and property of the Trust, and in the event of any obligation or claim arising hereunder against the Trust, no resort shall be had to the personal property of any Unitholder for the satisfaction of such obligation or claim.

SECTION 15.  Governing Law.  This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of Illinois without regard to the principles of choice of law thereof.

SECTION 16.  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SECTION 17.  Requirements of Law.  Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised by counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of this Agreement by the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Very truly yours,

JWH GLOBAL TRUST

By: R.J. O’Brien Fund Management, Inc.

By:	/s/ Annette A. Cazerave
Name: Annette A. Cazerave
Title: Senior Vice President

TJM INVESTMENTS, LLC

By:	/s/ John Burke
Name: John Burke
Title: Chief Operating Officer

R.J. O’BRIEN FUND MANAGEMENT, INC.

By:	/s/ Colleen M. Knopp
Name: Colleen M. Knopp
Title: President